Exhibit 4.6

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                    National RMBS Trust 200[ ]-[ ]
                    Deed of Charge

Date:               [         ]

Parties: [NAME AND ABN OF ISSUER TRUSTEE] in its capacity as trustee of the Trust having its registered office at [address of Issuer Trustee] ("Issuer Trustee")
                    [NAME AND ABN OF SECURITY TRUSTEE] having its registered office at [address of Security Trustee] ("Security Trustee")
                    NATIONAL GLOBAL MBS MANAGER PTY LTD (ABN 36 102 668 226) having an office at Level 24, 500 Bourke Street, Melbourne VIC 3000, Australia ("Global Trust Manager")
                    [NAME and details of Note Trustee] ("Note Trustee").

Recitals:

               A. The Master Security Trust Deed makes provision for the establishment of the Security Trust pursuant to this deed.

               B. As security for its obligations to the Secured Creditors, the Issuer Trustee, as trustee of the Trust, has agreed to grant to the Security Trustee a charge over all of the Assets of the Trust for the benefit of the Secured Creditors.

               C. The Issuer Trustee has the power under the Master Trust Deed to grant the charge evidenced in the Master Security Trust Deed and this deed.

               D. The Security Trustee has agreed to act as trustee for the Secured Creditors and hold the benefit of the Charge on trust for the Secured Creditors and otherwise act in accordance with the Master Security Trust Deed and this deed.

               E. The Note Trustee acts as Note Trustee on behalf of the [Noteholders of Class/Classes of US Notes] in accordance with the Note Trust Deed.

Operative provisions:


1    Interpretation
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               1.1  The following words have these meanings unless the
                    contrary intention appears:

                    Definitions Schedule means the deed entitled "National RMBS Trusts Definitions Schedule" [ ] between the parties described in Schedule 1 to that deed (as amended from time to time).

                    Event of Default means the occurrence of any of the following events in respect of the Trust:


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                    (a)  the Issuer Trustee fails to pay or repay any amount
                         due under:

                        (i) the [Senior Class of Notes] or the Redraw Notes (for such times as the [Senior Class of Notes] or the Redraw Notes, as the case may be, are outstanding);

                        (ii) [any subordinated classes of Notes (after all of the notes senior to that class of notes and the Redraw Notes have been repaid or redeemed in full)]; or

                       (iii)  any Transaction Document,

                        within 10 Business Days of the due date for payment or repayment of such amount;

                    (b) the Issuer Trustee is (for any reason) not entitled fully to exercise its right of indemnity against the Assets of the Trust to satisfy any liability to a Secured Creditor and the circumstances are not rectified to the reasonable satisfaction of the Security Trustee within 14 days of the Security Trustee requiring the Issuer Trustee in writing to rectify them;

                    (c) the Issuer Trustee fails to perform or observe any other provision of a Transaction Document (other than the obligations referred to in this definition), where such failure will have a Material Adverse Effect and the failure is not remedied within 30 days after written notice from the Security Trustee requiring the Issuer Trustee to rectify them;

                    (d) an Insolvency Event occurs in respect of the Issuer Trustee (in its capacity as trustee of the Trust) and the Issuer Trustee is not replaced (by either the Global Trust Manager or a replacement trustee) in accordance with the Master Trust Deed within 30 days of such Insolvency Event;

                    (e)  the Charge:

                        (i) is or becomes wholly or partly void, voidable or unenforceable; or

                        (ii) loses the priority which it has at or after the date of this deed;

                    (f) all or any part of any Transaction Document, is terminated [(other than the Basis Swap, the Fixed Rate Swap, the Redraw Facility Agreement or a Currency Swap, in respect of a termination because of an action of a taxing authority or change in tax law)] or is or becomes void, illegal, invalid, unenforceable or of limited force and effect, or any party becomes entitled to terminate, rescind or avoid all or part of any Transaction Document [(other than the Basis Swap, the Fixed Rate Swap, the Redraw Facility Agreement or a Currency Swap, in respect of a termination because of an action of a taxing authority or a change in tax law)]; or

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                    (g)  except with the prior consent of the Security
                         Trustee, that consent only to be given upon the instructions or the consent of the Voting Secured
                         Creditors:

                        (i) the Trust is wound up, or the Issuer Trustee is required to wind up the Trust under the terms of this deed, or applicable law, or the winding up of the Trust commences; or

                        (ii) the Trust is held or conceded by the Issuer Trustee not to have been constituted or to have been imperfectly constituted; or

                        (iii) the Issuer Trustee ceases to be authorised to
                              hold the property of the Trust in its name and perform its obligations under the Transaction Documents.

                    [Insert additional Events of Default (if any) specific to series of Notes.]

                    Note Trust Deed means the Note Trust Deed in respect of the Trust.

                    Secured Creditor means:

                    (a) the Note Trustee (in its personal capacity and as trustee of the Note Trust) on behalf of each [Noteholder of class/classes of US Notes];

                    (b)  each [Noteholder of class/classes of US Notes];

                    (c)  each[Noteholder of a junior class of Note];

                    (d)  [each Noteholder of any further class of Notes];

                    (e)  each Redraw Noteholder;

                    (f)  each Paying Agent;

                    (g)  each Counterparty;

                    (h)  the Liquidity Facility Provider;

                    (i)  the Redraw Facility Provider;

                    (j)  the Depositor;

                    (k)  the Servicer;

                    (l)  the Seller;

                    (m)  the Global Trust Manager;

                    (n)  the Security Trustee;

                    (o) each Support Facility Provider (to the extent not included in the above paragraphs); and

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                    (p)  [insert other relevant Secured Creditors, if any].

                    Secured Money means all amounts which at any time for any reason or circumstance in connection with any Transaction Document that relates to, or applies to, the Trust or this deed or any transactions contemplated by any of them (insofar as such transactions relate to, or apply to, the Trust), whatsoever whether at law, in equity, under statute or otherwise:

                    (a) are payable, are owing but not currently payable, are contingently owing, or remain unpaid by the Issuer Trustee to the Security Trustee on its own account or for the account of the Secured Creditors or to any Secured Creditor or to any Receiver;

                    (b) have been advanced or paid by the Security Trustee on its own account or for the account of the Secured Creditors or by any Secured Creditor:

                        (i)   at the express request of the Issuer Trustee;
                              and

                        (ii)  on behalf of the Issuer Trustee;

                    (c) which the Security Trustee on its own account or for the account of the Secured Creditors or any Secured Creditor is liable to pay by reason of any act or omission of the Issuer Trustee or has paid or advanced in the protection or maintenance of the Secured Property or the security interest created by this deed following an act or omission by the Issuer Trustee; or

                    (d) are reasonably foreseeable as likely, after that time, to fall within any of paragraphs (a), (b) or
                         (c) above.

                    This definition applies:

                    (i) irrespective of the capacity in which the Issuer Trustee, the Security Trustee or any Secured Creditor became entitled or is liable in respect of the amount concerned;

                    (ii) whether the Issuer Trustee, the Security Trustee or
                         any Secured Creditor is liable as principal debtor or surety or otherwise;

                   (iii) whether the Issuer Trustee is liable alone or
                         jointly, or jointly and severally with another person;

                    (iv) whether the Security Trustee or any Secured Creditor
                         is the original obligee or an assignee or a transferee of the Secured Money and whether or not:

                         (A) the assignment or transfer took place before or after the delivery of this deed; or

                         (B) the Issuer Trustee consented to or was aware of the assignment or transfer; or

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                         (C)  the assigned or transferred obligation was
                              secured; or

                    (v) whether the Security Trustee or any Secured Creditor is the original Security Trustee or an original Secured Creditor or an assignee or a transferee of the original Security Trustee or an original Secured Creditor, and whether or not the Issuer Trustee consented to or was aware of the assignment or transfer.

                    Secured Property means all the present and future Assets of the Trust held by the Issuer Trustee on the terms of the Trust in accordance with the Master Trust Deed and the Supplemental Deed.

                    Security Trust means the trust constituted by this deed and the Master Security Trust Deed.

                    Supplemental Deed means the deed entitled "National RMBS Trust 200[ ]-[ ] Supplemental Deed" dated after the date of this deed between the Issuer Trustee, the Global Trust Manager, the Security Trustee, the Note Trustee and others.

                    Trust means the National RMBS Trust 200[ ]-[ ].

               1.2 Except to the extent to which words and phrases are otherwise defined in this deed, words and phrases defined in the Definitions Schedule and the Supplemental Deed shall bear the same meaning when used in this deed. Where definitions are in respect of a "Trust" they shall be interpreted in this deed in respect of the Trust. In the event of any inconsistency between a definition expressly defined in this deed and a definition in the Definitions Schedule, the definition in this deed shall prevail. In the event of any inconsistency between a definition in the Definitions Schedule and a definition in the Supplemental Deed, the definition in the Supplemental Deed will prevail. Any amendment to the Definitions Schedule will only apply to this deed if made in accordance with the Master Security Trust Deed.

               1.3 Clauses 1.2 to 1.5 (inclusive) of the Definitions Schedule are incorporated into this deed as if those clauses were set out in full.

               1.4 The provisions in this deed relate only to the Trust and the Security Trust and apply in addition to the provisions of the Master Security Trust Deed, or in place of the provisions of the Master Security Trust Deed, as the case may be.


2    Creation of National RMBS Trust 200[ ]-[ ] Security Trust
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Creation of Security Trust
               2.1  The Security Trust is constituted:

                    (a) upon execution of this deed by the Issuer Trustee, the Security Trustee, the Global Trust Manager and the Note Trustee; and

                    (b) the payment of the sum of $10 by the Global Trust Manager to the Security Trustee in respect of the Security Trust (the receipt

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                         of which the Security Trustee acknowledges by its
                         execution of this deed).

                    The above sum will vest in the Security Trustee and be held by it on and subject to the trusts, terms and conditions of this deed, the definition of "Security Trust Fund" in the Definitions Schedule and the Master Security Trust Deed in respect of the Security Trust and will be invested by the Security Trustee in accordance with the provisions of this deed and the Master Security Trust Deed.

Name of Security Trust
               2.2 The Security Trust established under clause 2.1 will be known as the "National RMBS Trust 200[ ]-[ ] Security Trust".


3    Charge
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               3.1  The Issuer Trustee charges all of the Secured Property to the Security Trustee as security for payment of the Secured Money.

               3.2 The Issuer Trustee acknowledges giving this Charge and incurring obligations and giving rights under this deed for valuable consideration.


4    Nature of charge
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               4.1  This Charge is:

                    (a) a fixed charge on the Issuer Trustee's right, title and interest in, to and under the Transaction Documents; and

                    (b)  a fixed charge on all Secured Property which is:

                        (i) interests in real property (other than those which the Issuer Trustee is prohibited by law from charging or is incompetent to charge by a fixed charge and any interest which the Issuer Trustee has in respect of any Mortgage Loans);

                        (ii) interests in fixtures, buildings, plant and machinery;

                        (iii) book debts;

                        (iv)  securities, instruments (negotiable or
                              otherwise) and documents of title (other than the Mortgage Title Documents in respect of the Mortgage Loans which comprise the Assets of the Trust) at any time deposited with the Security Trustee by the Issuer Trustee for any purpose;

                        (v) books of account, invoices, statements, ledger cards and records relating to the business transactions of the Issuer Trustee; and

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                        (vi)  interests in personal property not referred to
                              above that are not acquired for disposal in the ordinary course of the Issuer Trustee's business; and

                    (c)  a floating charge on:

                        (i) the Issuer Trustee's right, title and interest in, to and under Mortgage Loans;

                        (ii)  the proceeds of any book debt; and

                        (iii) the rest of the Secured Property.

Conversion to fixed charge
               4.2 Without derogating from the provisions of clause 8 of the Master Security Trust Deed, the Security Trustee may, by notice given at any time to the Issuer Trustee, convert the floating charge to a fixed charge in relation to the Secured Property specified in the notice where the Security Trustee reasonably considers that it is necessary to protect the rights of the Secured Creditors under this deed and the Master Security Trust Deed. The Security Trustee must notify each Current Rating Agency promptly upon so converting the charge.


5    Notices
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Form
               5.1 A notice, approval, consent or other communication in connection with this deed:

                    (a) may be given by an Authorised Person of the relevant party; and

                    (b)  must be in writing; and

                    (c) must be left at the address of the addressee, or sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee, or sent by e-mail to the e-mail address of the addressee set out below or which is notified to the parties from time to time after execution of this deed.

                         Issuer Trustee

                         Address:            [       ]

                         Facsimile:          [       ]
                         Attention:          [       ]
                         E-mail:             [       ]

                         Security Trustee

                         Address:            [       ]

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                         Facsimile:          [       ]
                         Attention:          [       ]
                         E-mail:             [       ]

                         Global Trust Manager

                         Address:            Level 24
                                             500 Bourke Street
                                             Melbourne   VIC   3000
                         Facsimile:          [(613) 8641 0906]
                         Attention:          [Manager, Group Funding]
                         E-mail:             [                      ]

                         Note Trustee

                         Address:            [       ]
                         Facsimile:          [       ]
                         Attention:          [       ]
                         E-mail :            [       ]

Time effective
               5.2 Unless a later time is specified in it a notice, approval, consent or other communication takes effect from the time it is received.

Deemed receipt
               5.3 A notice, request, certificate, demand, consent or other communication under this deed is deemed to have been received:

                    (a) where delivered in person, upon receipt at the relevant office;

                    (b) where sent by post, on the third (seventh if outside Australia) day after posting;

                    (c) where sent by facsimile, on production by the dispatching facsimile machine of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

                    (d) in the case of an e-mail, on receipt by the sender of an e-mail from the recipient stating that the e-mail was delivered in its entirety and the contents and attachments of the e-mail have been received.

                    However, if the time of deemed receipt of any notice is not before 4.00 p.m. (local time at the address of the recipient) on a Business Day it is deemed to have been received at the commencement of business on the next following Business Day.

               5.4 All notices with respect to the Secured Creditors are valid if despatched by prepaid ordinary post (airmail if posted to a place outside Australia) to the Secured Creditors at their registered office (or, in the case of [Noteholders of A$ Notes] and Redraw Noteholders, to the address specified in the Register and, in the case of joint holders, to the person

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                    whose name first appears in the Register) or, in the case
                    of the[Noteholders of Class/Classes of US Notes], any notice will be effectively given if it is given to the Note Trustee in accordance with this clause and in the manner contemplated by the Note Trust Deed and the [Class/Classes of US Notes] Conditions for the[Class/Classes of US Notes]. Such notice is taken to be received on the third (seventh, if posted to a place outside Australia) day after posting.


6    Governing law, jurisdiction and service of process
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Governing Law
               6.1 This deed and the Security Trust are governed by the law in force in the Australian Capital Territory and the rights, liabilities and obligations of the parties and the other Secured Creditors are governed by the laws in force in Australian Capital Territory.

Non-exclusive jurisdiction
               6.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

Service of process
               6.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 5.


7    Counterparts
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                    This deed may consist of a number of counterparts and the
                    counterparts taken together constitute one and the same instrument.


8    Limited recourse
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               8.1  Clause 2 of the Definitions Schedule applies to this deed as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this deed).

Security Trustee Liability
               8.2 Notwithstanding any other provision of this deed, the Security Trustee will have no liability under or in connection with this deed, a Security Trust, or any other Transaction Document (whether to the Voting Secured Creditors, the Issuer Trustee, the Global Trust Manager or any other person) other than to the extent to which the liability is able to be satisfied in accordance with the Master Security Trust Deed and this deed out of the property of the Security Trust Fund of the Security Trust from which the Security Trustee is actually indemnified for the liability.

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                    This limitation will not apply to a liability of the
                    Security Trustee to the extent that it is not satisfied because, under this deed or by operation of law, there is a reduction in the extent of the Security Trustee's indemnification out of the Security Trust Fund as a result of the Security Trustee's fraud, negligence or breach of trust. Nothing in this clause 8.2 or any similar provision in any other Transaction Document limits or adversely affects the powers of the Security Trustee, any Receiver or attorney in respect of the Master Security Trust Deed or any Secured Property.


9    Note Trustee
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Capacity
               9.1 The Note Trustee is a party to this deed in its capacity as trustee for the [Noteholders of Class/Classes of US Notes] of the Trust from time to time under the Note Trust Deed.

Exercise of rights
               9.2 Except as otherwise provided in this deed and in the Note Trust Deed:

                    (a) (Only by Note Trustee): the rights, remedies and discretions of the [Noteholders of Class/Classes of US Notes] under this deed including all rights to vote or give instructions or consent to the Security Trustee and to enforce any undertakings or warranties under this deed, may only be exercised by the Note Trustee on behalf of the [Noteholders of Class/Classes of US Notes] in accordance with the Note Trust Deed; and

                    (b) (Limited Right of Enforcement by [Noteholders of Class/Classes of US Notes]): the [Noteholders of Class/Classes of US Notes] may only exercise enforcement rights in respect of the Secured Property through the Note Trustee and only in accordance with this deed.

Instructions or directions
               9.3 The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of all the [Noteholders of Class/Classes of US Notes] from time to time and need not inquire whether any such instructions or directions are in accordance with the Note Trust Deed, whether the Note Trustee or the [Noteholders of Class/Classes of US Notes] from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise of the Note Trustee.

Payments
               9.4 Any payment to be made to a [Noteholder of Class/Classes of US Notes] under this deed may be made to the Note Trustee or a Paying Agent on behalf of that [Noteholder of Class/Classes of US Notes] in accordance with the Note Trust Deed, the Agency Agreement and the [Class/Classes of US Note] Conditions for the [Class/Classes of US Notes].

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Notices
               9.5 Any notice to be given to a [Noteholder of Class/Classes of US Notes] under this deed may be given to the Note Trustee on behalf of that Class A Noteholder and in the manner contemplated by the Note Trust Deed and the [Class/Classes of US Note] Conditions for the[Class/Classes of US Note]. Any costs to the Note Trustee of publishing such notice to the [Noteholder of Class/Classes of US Notes] will, subject to this deed, be reimbursed by the Issuer Trustee to the Note Trustee.

Limitation of Note Trustee's Liability
               9.6 The liability of the Note Trustee under this deed is limited in the manner and to the same extent as under the Note Trust Deed.


10   Priority amount
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               10.1 The parties acknowledge that the maximum amount of the prospective liability secured by this deed for the purposes of establishing priority under section 282(3) of the Corporations Act is $[ ].

               10.2 Clause 10.1 in no way affects or limits the actual amount of Secured Money which may in fact be secured by this deed.

               10.3 Clauses 10.1 and 10.2 are to be construed independently of each other.

EXECUTED as a deed in the Australian Capital Territory


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Execution page
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SIGNED, SEALED AND                 )
DELIVERED  by [................]   )
as attorney for [NAME OF ISSUER    )
TRUSTEE] under power of attorney   )
dated                              )
[..............................]   )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the attorney
                                   )   states that the attorney has received no
..................................  )   notice of revocation of the power of
Occupation of witness              )   attorney



SIGNED, SEALED AND                 )
DELIVERED  by [         ]          )
as attorney for [NAME OF SECURITY  )
TRUSTEE]  under power of attorney  )
dated [                   ]        )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the attorney
                                   )   states that the attorney has received no
..................................  )   notice of revocation of the power of
Occupation of witness              )   attorney



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SIGNED by                          )
[                         ]        )
                                   )
on behalf of and SEALED AND        )
DELIVERED by NATIONAL              )
GLOBAL MBS MANAGER PTY             )
LTD in the presence of:            )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the signatory
                                   )   states that the signatory has received
..................................  )   no notice of revocation of the authority
Occupation of witness              )   under which they execute this deed


SIGNED, SEALED AND DELIVERED       )
by [                         ]     )
as authorised signatory for        )
[NAME OF NOTE TRUSTEE]             )
                                   )
in the presence of:                )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the signatory
                                   )   states that the signatory has received
..................................  )   no notice of revocation of the authority
Occupation of witness              )   under which this deed is signed, sealed
                                   )   and delivered

                  __________________________________________
                  Dated











                              National RMBS Trust
                                  200[ ]-[ ]
                                Deed of Charge

                           [Name of Issuer Trustee]
                              ("Issuer Trustee")
                          [Name of Security Trustee]
                             ("Security Trustee")
                        National Global MBS Manager Pty
                                      Ltd
                           ("Global Trust Manager")
                            [Name of Note Trustee]
                               ("Note Trustee")



























                           Mallesons Stephen Jaques
                                  Solicitors

                            Governor Phillip Tower
                                1 Farrer Place
                                Sydney NSW 2000
                          Telephone (61 2) 9296 2000
                             Fax (61 2) 9296 3999
                                 DX 113 Sydney
                                 Ref: AAV/SRF

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Contents            National RMBS Trust 200[ ]-[ ] Deed of Charge
--------------------------------------------------------------------------------


                    1    Interpretation                                        1


                    2    Creation of National RMBS Trust 200[ ]-[ ]
                           Security Trust                                      5

                         Creation of Security Trust                            5
                         Name of Security Trust                                6

                    3    Charge                                                6


                    4    Nature of charge                                      6

                         Conversion to fixed charge                            7

                    5    Notices                                               7

                         Form                                                  7
                         Time effective                                        8
                         Deemed receipt                                        8

                    6    Governing law, jurisdiction and service of process    9

                         Governing Law                                         9
                         Non-exclusive jurisdiction                            9
                         Service of process                                    9

                    7    Counterparts                                          9


                    8    Limited recourse                                      9

                         Security Trustee Liability                            9

                    9    Note Trustee                                         10

                         Capacity                                             10
                         Exercise of rights                                   10
                         Instructions or directions                           10
                         Payments                                             10
                         Notices                                              11
                         Limitation of Note Trustee's Liability               11

                    10   Priority amount                                      11